Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Pagaya Structured Products LLC

335 Madison Avenue, 16th Floor

New York, New York 10017

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile loans in connection with the proposed offering of Research-Driven Pagaya Motor Asset Trust 2026-R2 and Research-Driven Pagaya Motor Trust 2026-R2. Pagaya Structured Products LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, Deutsche Bank Securities Inc. (together, with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 23, 2026, representatives of the Company provided us with an automobile loan listing with respect to 5,879 automobile loans (the “Automobile Loan Listing”). At the Company’s instruction, we randomly selected 150 automobile loans from the Automobile Loan Listing (the “Sample Loans”).

Further, on July 9, 2026, representatives of the Company provided us with a computer generated data file and related record layout containing data, as represented to us by the Company, as of May 31, 2026, with respect to 8,144 automobile loans, including each of the 150 Sample Loans (the “Statistical Loan File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1.	Loan number (for informational purposes only)	8.	Original amount financed
2.	Vehicle identification number (“VIN”)	9.	State (customer)
3.	Vehicle model	10.	Original contractual maturity date
4.	Vehicle model year	11.	Original vantage score
5.	Origination date	12.	Contractual original term (months)
6.	Annual percentage rate (“APR”)	13.	Contractual remaining term (months)
7.	Original contractual payment

We compared Characteristics 2. through 10. to the corresponding information set forth on or derived from the “Installment Sales Contract.”

We compared Characteristic 11. to the corresponding information set forth on queries prepared and delivered to us by the Company on July 9, 2026 and July 10, 2026 (collectively, the “Vantage Score Query”).

We compared Characteristic 12. to the number of months from but not including (i) the origination date and (ii) the original contractual maturity date (each as set forth on the Installment Sales Contract).

We compared Characteristic 13. to the number of months from but not including (i) May 31, 2026 and (ii) the original contractual maturity date (as set forth on the Installment Sales Contract).

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristics 5. and 10., differences of 15 days or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 11., differences of 2 points or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristics 12. and 13., differences of 1 month or less are deemed to be “in agreement.”

The loan documents described above, and any other related documents used in support of the Characteristics, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 13, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 13, 2026.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in origination date.
2	One difference in annual percentage rate.
3	Two differences in original contractual payment.
4	Two differences in original contractual maturity date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 13, 2026.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Installment Sales Contract

1	11389290444371021399-pagaya	Origination date	09/24/2024	09/06/2024
1	1878740809810083666-pagaya	Origination date	09/23/2024	09/06/2024
2	17911957438945664169-pagaya	Annual percentage rate	18.99%	21.00%
3	3309149651546374630-pagaya	Original contractual payment	$936.08	$936.69
3	7615581970473821294-pagaya	Original contractual payment	$394.43	$662.33
4	11389290444371021399-pagaya	Original contractual maturity date	10/08/2030	09/21/2030
4	1932169136161441424-pagaya	Original contractual maturity date	07/28/2030	08/26/2030

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.